Goldman Sachs Trust

Goldman Sachs Conservative Strategy Portfolio

Goldman Sachs Balanced Strategy Portfolio
Goldman Sachs Growth and Income Strategy Portfolio
Goldman Sachs Growth Strategy Portfolio
Goldman Sachs Aggressive Growth Strategy Portfolio
(the “Asset Allocation Portfolios”)

Class A, B and C Shares

Institutional Shares
Service Shares

Supplement dated February 15, 2002 to

Prospectuses dated May 1, 2001

Liquidation of Conservative Strategy Portfolio

The Board of Trustees has determined that it is in the best interests of the Goldman Sachs Conservative Strategy Portfolio and its shareholders that the Portfolio be liquidated and terminated on or about April 30, 2002 (the “Liquidation Date”). The four other Asset Allocation Portfolios are not affected by this action.

In preparation for the Portfolio’s liquidation, except as stated below, on and after February 15, 2002, the Portfolio will not accept orders for the purchase of Portfolio shares or exchanges into the Portfolio from other Goldman Sachs Funds/ Portfolios.

Portfolio shareholders that are Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Retirement Plans”), may continue to purchase additional shares of the Portfolio for their existing accounts until the Liquidation Date and reinvest dividends for their existing accounts until the Liquidation Date.

Prior to the Liquidation Date, Portfolio shareholders may either (1) redeem (sell) their shares or (2) exchange their shares at net asset value without imposition of an initial sales charge or a contingent deferred sales charge for shares of the same class or an equivalent class of other Funds/ Portfolios of Goldman Sachs Trust. Redemptions of Class A Shares, Class B Shares and Class C Shares by current Portfolio shareholders between February 15, 2002 and the Liquidation Date will not be subject to any applicable contingent deferred sales charge. Redemption and exchange orders should be submitted in the manner described in the applicable Prospectus under “Shareholder Guide.”

If no action is taken by a Portfolio shareholder prior to the Liquidation Date, the Portfolio will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal to the shareholder’s interest in the net assets of the Portfolio.

The redemption (sale) and exchange of Portfolio shares, and the receipt of a liquidating distribution from the Portfolios, are taxable transactions for federal income tax purposes, and may also be subject to state and local taxes. Shareholders who own Portfolio shares in individual retirement accounts may be subject to a 10% tax penalty if they receive proceeds in cash. Shareholders should consult their personal tax advisers concerning their particular tax situations and the impact thereon of the liquidation of the Portfolio.

AASTCK 3-02

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